THIRD AMENDMENT TO PARTICIPATION AGREEMENT


     THIS THIRD AMENDMENT TO PARTICIPATION AGREEMENT (hereinafter, as it may be modified, amended or supplemented from time to time, called this "Amendment"), made and entered into as of November 13, 1998, among (i) AVADO BRANDS, INC. formerly known as Apple South, Inc., a corporation organized and existing under the laws of Georgia (herein, together with its successors and assigns permitted hereunder, called the "Lessee"), (ii) FIRST SECURITY BANK, NATIONAL ASSOCIATION, a national banking association ("First Security"), not in its individual capacity except as expressly provided herein, but solely as Owner Trustee under Apple South Trust No. 97-1 (herein in such capacity, together with its successors and assigns permitted hereunder, called the "Owner Trustee"), (iii) STI CREDIT CORPORATION, a Nevada corporation, as assignee of SunTrust Bank, Atlanta, in its capacity as the holder of the beneficial interest in the trust estate established under Apple South Trust No. 97-1 (in such capacity as of the date hereof, the "Holder", and together with its successors and assigns permitted hereunder, called the "Holders"), (iv) the financial institutions now parties to the Participation Agreement (as defined below) as Lenders (each herein in such capacity, together with its successors and assigns permitted hereunder, called a "Lender" and collectively, the "Lenders"), and (v) SUNTRUST BANK, ATLANTA, a banking corporation organized and existing under the laws of Georgia, ("SunTrust"), as collateral agent and administrative agent for the Lenders and the Holders (in such capacity, the "Administrative Agent").

                               W I T N E S S E T H

     WHEREAS, the Lessee, the Owner Trustee, the Holder, the Lenders and the Administrative Agent are parties to that certain Participation Agreement, dated as of September 24, 1997, as amended by the First Amendment to the Participation Agreement, dated as of March 27, 1998 and as amended by the Second Amendment to the Participation Agreement, dated as of August 14, 1998 (as so amended, the "Participation Agreement");

     WHEREAS, the Lessee, the Owner Trustee, the Holder, the Lenders and the Administrative Agent have agreed to amend the Participation Agreement in certain respects, as described more particularly below;

     NOW, THEREFORE, in consideration of the sum of TEN DOLLARS ($10.00), the foregoing premises, to induce the Holder and the Lenders to amend the Participation Agreement and to continue to perform their obligations thereunder, and for other good and valuable consideration, the sufficiency and receipt of all of which are acknowledged, the Lessee, the Owner Trustee, the Holder, the Lenders and the Administrative Agent agree as follows:

                                 A. DEFINITIONS

     Unless the context otherwise requires, all capitalized terms used herein and not otherwise defined herein shall have the meanings set forth in Appendix A to the Participation Agreement for all purposes of this Amendment. The General Provisions of Appendix A to the Participation Agreement are hereby incorporated by reference herein.

                                 B. AMENDMENTS:

     1. Amendment to Existing Section 5.11. Existing Section 5.11 shall be amended by placing "; or" at the end of existing clause (l) thereof, and adding a new clause (m) thereof, to read as follows:

     (m) Other Advances. Make loans or advances to Affiliates, shareholders, directors, officers or employees, in addition to those described in clauses (a) through (l) hereinabove, in an aggregate amount, as to all such loans and advances at any one time outstanding to all such Persons, not to exceed Eight Million Dollars ($8,000,000), so long as, and provided that, (A) no Event of Default then exists and (B) each such loan or advance is repaid, in full, not later than two (2) years from the date of its disbursement.



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                                C. MISCELLANEOUS

     1. Upon the Administrative Agent's receipt of executed signature pages from all parties to this Amendment, all amendments to the Participation Agreement made herein shall become effective as of October 15, 1998. Pursuant to Section
10.1 (a) of the Trust Agreement, the Holder authorizes and request that the Owner Trustee execute this Amendment.

     2. Except as expressly set forth herein, this Amendment shall be deemed not to waive or modify any provision of the Participation Agreement or the other Operative Agreements, and all terms of the Participation Agreement, as amended hereby, and all other Operative Agreements shall be and remain in full force and effect and shall constitute a legal, valid, binding and enforceable obligations of the Lessee. All references to the Participation Agreement shall hereinafter be references to the Participation Agreement as amended by this Amendment. To the extent any terms and conditions in any of the Operative Agreements shall contradict or be in conflict with any terms or conditions of the Participation Agreement, after giving effect to this Amendment, such terms and conditions are hereby deemed modified and amended accordingly to reflect the terms and conditions of the Participation Agreement as modified and amended hereby. It is not intended by the parties that this Amendment constitute, and this Amendment shall not constitute, a novation or accord and satisfaction.

     3. To induce the Owner Trustee, the Holder, the Lenders and the Administrative Agent to enter into this Amendment (A) Lessee hereby restates and renews each and every representation and warranty heretofore made by it under, or in connection with, the execution and delivery of, the Participation
Agreement; (B) Lessee hereby restates, ratifies and reaffirms each and every term and condition set forth in the Participation Agreement, as amended hereby, and in the Operative Agreements as amended hereby, and in the Operative
Agreements, effective as of the date hereof; and (C) Lessee hereby certifies that no Lease Event of Default has occurred and is continuing.

     4. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF GEORGIA AND ALL APPLICABLE LAWS OF THE UNITED STATES OF AMERICA.

     5. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same document.

     6. This Amendment shall be binding on, and shall inure to the benefit of, the successors and assigns of the parties hereto.

     7. In the event that any part of this Agreement shall be found to be illegal or in violation of public policy, or for any reason unenforceable at law, such finding shall not invalidate any other part thereof.

     8. TIME IS OF THE ESSENCE UNDER THIS AGREEMENT.

     9. The parties agree that their signatures by telecopy or facsimile shall be effective and binding upon them as though executed in ink on paper but that the parties shall exchange original ink signatures promptly following any such delivery by telecopy or facsimile.

     10. Lessee agrees to pay all costs and expenses of Administrative Agent incurred in connection with the preparation, execution, delivery and enforcement of this Amendment and all other Operative Agreements executed in connection herewith, including the reasonable fees and out-of-pocket expenses of Administrative Agent's counsel.

     11. This Amendment shall constitute a Operative Agreement for all purposes of the Participation Agreement and shall be governed accordingly.

                      [Signatures set forth on next page.]



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                      [SIGNATURE PAGE TO THIRD AMENDMENT TO
                            PARTICIPATION AGREEMENT]


     IN WITNESS WHEREOF, the Lessee, the Owner Trustee, the Holder, each Lender and the Administrative Agent have set their hands as of the day and year first above written.

                                "LESSEE"

                                AVADO BRANDS, INC. formerly known as
                                Apple South, Inc.

                                By:_________________________________
                                Erich J. Booth, Chief Financial
                                Officer and Treasurer

                                Attest:_____________________________
                                Tonya Benjamin, Assistant Secretary


                                "OWNER TRUSTEE"

                                FIRST SECURITY BANK, N.A.

                                By:_________________________________
                                Name:____________________________
                                Title:_____________________________


                                "HOLDER"

                                STI CREDIT CORPORATION

                                By:_________________________________
                                Name:____________________________
                                Title:_____________________________


                                "LENDERS"

                                 SUNTRUST BANK, ATLANTA, as the Administrative Agent and as a Lender

                                 By:_________________________________
                                 Name:____________________________
                                 Title:_____________________________

                                 By:_________________________________
                                 Name:____________________________
                                 Title:_____________________________


                                 BANCBOSTON LEASING, INC.

                                 By:_________________________________
                                 Name:____________________________
                                 Title:_____________________________


                                 SOUTHTRUST BANK, N.A.

                                 By:_________________________________
                                 Name:____________________________
                                 Title:_____________________________


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